UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AUBURN NATIONAL BANCORPORATION, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 11, 2003

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 97th Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 13, 2003, at 3:00 p.m., Local Time (the “Meeting”).

The Notice of Meeting, Proxy Statement, Proxy, and 2002 Annual Report are enclosed. We hope you can attend and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

Prior to the meeting, a reception will be held from 2:30 p.m. until 3:00 p.m. in the AuburnBank Center. We hope you can join us!

We thank you for your support this past year, and request that you review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.

Sincerely,

E. L. Spencer, Jr.

Chairman of the Board

and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 13, 2003

Notice is hereby given that the 2003 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. (the “Company”) will be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 13, 2003, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the “Meeting”), for the following purposes:

1.	To elect six directors to the Board of Directors, who shall serve until the next annual meeting and until their successors have been elected and qualified;

2.	To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on March 21, 2003, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

Also enclosed is a copy of the Company’s 2002 Annual Report.

By Order of the Board of Directors

C. Wayne Alderman

Secretary

April 11, 2003

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED.

IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY

WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY

RETURNED YOUR PROXY.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 13, 2003

INTRODUCTION

General

This Proxy Statement is being furnished to the shareholders of Auburn National Bancorporation, Inc. (the “Company”), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of the Company’s $.01 par value Common Stock (“Common Stock”) for the 2003 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements thereof, the “Meeting”). Unless the context otherwise requires, the term “Company” shall include the Company’s subsidiary, AuburnBank (the “Bank”).

The Meeting is being held to consider and vote upon: (i) the election of six directors to the Board of Directors, who shall serve until the next annual meeting and until their successors are elected and qualified; (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as independent auditors for the Company for the fiscal year ending December 31, 2003; and (iii) such other matters as may properly come before the Meeting.

The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

The Proxy Statement and Proxy are first being mailed on or about April 11, 2003, to Company shareholders of record as of the close of business on March 21, 2003 (the “Record Date”). The 2002 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement.

Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election, provided a quorum is present. Consequently, with respect to the election of directors, abstentions and broker non-votes will not be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval. The ratification of the appointment of KPMG as independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting, provided a quorum is present. Consequently, with respect to this proposal, abstentions and broker non-votes will be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval and will count as votes against the proposal.

The Company’s principal executive offices are located at 100 N. Gay Street, Auburn, Alabama 36830. The Company’s telephone number at such offices is (334) 821-9200.

Record Date, Solicitation and Revocability of Proxies

The Record Date for the Meeting has been set as the close of business on March 21, 2003. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 3,894,818 shares of Common Stock issued and outstanding, which were held by approximately 460 shareholders of record. See “Principal Shareholders.”

Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If no instructions are indicated, such shares of Common Stock will be voted “FOR” the election of all nominees for director named in the Proxy, “FOR” the ratification of the appointment of KPMG as the Company’s independent auditors, and in the judgment of the Proxies named on the Proxy with respect to all proper matters that may come before the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company’s Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: C. Wayne Alderman, Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Meeting is being held to elect six directors to serve one-year terms of office expiring at the Company’s 2004 Annual Meeting of Shareholders and until their successors have been elected and qualified. All nominees presently serve as directors of the Company and the Bank. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein. Cumulative voting for directors is not permitted.

All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the six nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as Proxies will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company’s Board of Directors.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast by the shares entitled to vote in the election at the Meeting, at which a quorum is present, is required for the election of the directors listed below.

The nominees have been nominated by the Company’s Board of Directors, and the Board unanimously recommends a vote “FOR” the election of all six nominees listed below.

Information about Nominees for Director

The following information relating to age, as of March 21, 2003, and directorships in other companies, positions with the Company and the Bank, principal employment, and Common Stock owned beneficially, as of March 21, 2003, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five years.

Nominee, Age, and Year First Elected as a Director	Information About Nominee	Shares of Common Stock Beneficially Owned and Percentage of Outstanding (1)
E. L. Spencer, Jr. (72) Elected to Bank Board: 1975 Elected to Company Board: 1984

Director of the Company and the Bank; Chairman of the Company’s and Bank’s Board of Directors since 1984 and 1980, respectively; Chief Executive Officer of the Company since 1990; formerly Chief Executive Officer of the Bank from 1990-2000; President of Spencer Lumber Company since 1970; Director of East Alabama Medical Center.

692,690(2) 17.78%

Emil F. Wright, Jr. (66) Elected to Bank Board: 1973 Elected to Company Board: 1984

Director of the Company and the Bank; Vice Chairman of the Company and the Bank since 1991; former attorney practicing with Samford, Denson, Horsley, & Pettey; former ophthalmologist practicing with the Medical Arts Eye Clinic 1971-1997.

397,724(3) 10.21%

Terry W. Andrus (51) Elected to Bank Board: 1991 Elected to Company Board: 1998	Director of the Company and Bank; President and Chief Executive Officer of the East Alabama Medical Center since 1984; Director of Blue Cross/Blue Shield of Alabama.	995 0.03%

J.E. Evans (61) Elected to Bank Board: 1986 Elected to Company Board: 1997	Director of the Company and the Bank; Owner of Evans Realty since 1970; President of J&L Contractors, Inc. since 1976.	18,000 0.46%

Anne M. May (52) Elected to Bank Board: 1982 Elected to Company Board: 1990	Director of the Company and the Bank; Partner, Machen, McChesney & Chastain, Certified Public Accountants, since 1973.	29,407(4) 0.76%

Robert W. Dumas (49) Elected to Bank Board: 1997 Elected to Company Board: 2001

Director of the Company and the Bank; Chief Executive Officer of the Bank since 2001; President and Chief Lending Officer of the Bank since 1998; formerly Senior Vice President (Commercial and Consumer Lending) of the Bank since 1988; employed by the Bank since 1984.

29,692 0.76%

All Directors and Executive		1,255,975(5)
Officers as a Group		32.25%

(1)	Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)	Includes 15,000 shares held by Mr. Spencer’s wife, as to which Mr. Spencer may be deemed to have shared voting and investment power.

(3)	Includes 29,400 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 29,106 shares. Also includes 4,500 shares held for the benefit of Mr. Wright by Medical Arts Eye Clinic, PC Money

Purchase Pension Plan, and 48,654 shares held by Mr. Wright’s wife, as to which Mr. Wright may be deemed to have shared voting and investment power.

(4)	Includes 510 shares held by Ms. May’s daughter, as to which Ms. May may be deemed to have shared voting and investment power.

(5)	Includes Company and Bank Directors and Executive Officers of the Bank.

Principal Shareholders

Other than set forth above, no “persons” (as that term is defined by the SEC) other than E.L. Spencer, Jr. and Emil F. Wright, Jr. are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company’s only class of voting securities, as of the Record Date.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held four meetings during 2002 and has seven standing committees: the Executive Committee, the Proxy Committee, the Personnel and Salary Committee, the Audit and Compliance Committee, the Strategic Planning Committee, the Stock Option Committee and the Nominating Committee. The Bank’s Board of Directors held twelve meetings during 2002 and has the following standing committees separate from the Company: the Audit and Compliance Committee, the Property Committee, the Executive Committee, the Loan Committee, the Asset Liability Committee, the Personnel and Salary Committee, IT/IS Steering Committee and the Strategic Planning Committee. All directors attended at least 75% of all meetings of the Company’s and the Bank’s Board and each committee on which they served.

The Company’s Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. E. L. Spencer, Jr., Anne M. May, and Emil F. Wright, Jr. constitute the current members of this committee. This committee held four meetings during 2002.

The Proxy Committee is authorized to act on behalf of Company shareholders when authorized by Proxy. E.L. Spencer, Jr., Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met once in 2002.

The Personnel and Salary Committee makes recommendations to the Board of Directors with respect to the compensation of executive officers and employees of the Company and the Bank. Anne M. May, Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met four times during 2002.

The Strategic Planning Committee evaluates potential acquisitions and the Company’s long range goals and oversees the planning process for the officers and directors strategic planning sessions. E.L. Spencer, Jr., Anne M. May, and Robert W. Dumas constitute the current members of this committee. This committee met four times during 2002.

The Audit and Compliance Committee (“Audit Committee”) is composed of three Directors. No Audit Committee member serves as an officer of the Company or the Bank. All of the Audit Committee members are “Independent Directors” as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards. On March 18, 2003, the Company’s Board of Directors adopted a new written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. Under this written charter, the Audit Committee is authorized to make an examination of the affairs of the Company and the Bank and to report such examinations to the Board and is responsible for reviewing the reports of any independent certified public accountants’ examinations and reporting to the Board on such examinations. Terry W. Andrus, J.E. Evans and Anne M. May constitute the current members of this committee. This committee met thirteen times in 2002.

The Stock Option Committee administers the Company’s Long-Term Incentive Plan adopted by the shareholders at the 1994 Annual Meeting. The committee consists of at least three Company directors, none of whom while a member of the Committee shall be eligible to participate in the Plan. Anne M. May, Emil F. Wright, Jr., and Terry W. Andrus constitute the current members of this committee. This committee met once in 2002.

The Nominating Committee serves for the purpose of nominating persons to serve on the Board of Directors and held one meeting in such capacity in 2002. E.L. Spencer, Jr., Robert W. Dumas, Anne M. May, Emil F. Wright, Jr., J.E. Evans and Terry W. Andrus constitute the current members of this committee. Shareholders entitled to vote for the election of directors may also nominate candidates for the Board, provided they comply with the nomination procedures set forth in the Company’s Certificate of Incorporation.

Members of the Boards of Directors are paid $400 for each Board meeting attended. For his services as such, the Chairman of the Company’s and the Bank’s Board of Directors is paid $800 for each Board meeting attended. In addition to Board meeting fees, members of the Loan Committee, Audit Committee, Personnel and Salary Committee, IT/IS Steering Committee and Asset Liability Committee receive $75 per meeting attended. The Chairman of the Audit Committee receives $150 per meeting, and the Chairman of the Personnel and Salary Committee receives $150 per meeting. Total Bank and Company directors’ fees paid and annual bonuses earned were $106,100 in 2002.

Executive Officers

General

The following lists the executive officers of the Company and the Bank, their ages as of the Record Date, and respective offices held by them, the period each such position has been held, and a brief account of their business experience for the past five years. Executive officers are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one year and until successors are chosen and qualified.

Name and Age of Executive Officers of the Company and the Bank	Information About Executive Officers
E.L. Spencer, Jr. (72)

Director of the Company and the Bank; Chairman of the Company’s and Bank’s Board of Directors since 1984 and 1980, respectively; Chief Executive Officer of the Company since 1990; formerly Chief Executive Officer of the Bank from 1990-2000; President of Spencer Lumber Company since 1970.

Robert W. Dumas (49)

Director of the Company and the Bank; Chief Executive Officer of the Bank since 2001; President and Chief Lending Officer of the Bank since 1998; formerly Senior Vice President (Commercial and Consumer Lending) of the Bank since 1988; employed by the Bank since 1984

Terrell E. Bishop (66)	Senior Vice President and Senior Mortgage Lending Officer of the Bank since 1991.

James E. Dulaney (44)	Senior Vice President (Commercial and Consumer Lending) of the Bank since 1998; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1993.

Jo Ann Hall (53)	Senior Vice President and Chief Operations Officer of the Bank since 1994; various other positions with the Bank since 1974.

W. Thomas Johnson (55)	Senior Vice President (Commercial and Consumer Lending) and Senior Lending Officer of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999.

C. Eddie Smith, Jr. (45)

City President, Opelika Branch and Senior Vice President since 2003; Senior Vice President (Commercial and Consumer Lending) of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999.

Summary Compensation of Executive Officers

The following table sets forth certain information regarding compensation paid or to be paid by the Company or the Bank to its most highly compensated executive officers for 2002, 2001, and 2000. The Company has granted stock options during 2002. The Company has not granted any stock appreciation rights and has not made any payouts under any long-term incentive plan.

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation (1)	Securities Underlying Options	All Other Compensation

E.L. Spencer, Jr., Chairman, CEO and Director of the Company and Chairman and Director of the Bank	2002 2001 2000	$185,714 175,128 175,197	$-0- 27,500 25,000	(5)	$-0- -0- -0-	$-0- -0- -0-	$23,675 28,425 28,800	(2) (2) (2)

Robert W. Dumas, President and CEO of the Bank and Director of the Bank and the Company	2002 2001 2000	148,181 134,818 127,032	-0- 30,000 22,000	(5)	-0- -0- -0-	200 -0- -0-	16,642 15,139 14,120	(3) (3) (3)

Terrell E. Bishop, Senior Vice President of the Bank	2002 2001 2000	110,160 103,999 96,895	19,000 20,500 -0-		-0- -0- -0-	200 -0- -0-	3,775 3,133 3,432	(4) (4) (4)

Jo Ann Hall, Senior Vice President of the Bank	2002 2001 2000	108,123 102,190 96,121	19,000 20,500 -0-		-0- -0- -0-	200 -0- -0-	3,784 3,135 3,409	(4) (4) (4)

W. Thomas Johnson, Senior Vice President of the Bank	2002 2001 2000	98,831 95,018 86,281	18,000 17,500 -0-		-0- -0- -0-	-0- -0- -0-	3,150 1,460 431	(4) (4) (4)

(1)	Excludes certain personal benefits, the total value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the reporting persons.

(2)	Includes Company contributions or other allocations to the 401(k) Plan of $5,500, $5,250 and $5,250; and Board of Directors and Board committee fees of $18,175, $23,175 and $23,550, respectively, for the years 2002, 2001 and 2000.

(3)	Includes Company contributions or other allocations to the 401(k) Plan of $5,192, $4,189 and $4,470, respectively, for the years 2002, 2001 and 2000; and Board of Directors and Board committee fees of $11,450, $10,950 and $9,650, respectively, for the years 2002, 2001 and 2000.

(4)	Represents Company contributions and other allocations to the 401(k) Plan.

(5)	Represents a bonus paid in May 2000 as a result of the Bank’s performance in 1999 and after the results of a regulatory review conducted in the first quarter of 2000.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2002	Exercise Price ($/Sh)	Expiration Date	Annual Rates of Stock Price Appreciation for Option Term (1)
					5%	10%
E.L. Spencer, Jr.	-0-	0%
Jo Ann Hall	200	6.7%	$11.35	12/31/2005	$490	$1,054
Terrell E. Bishop	200	6.7%	$11.35	12/31/2005	$490	$1,054
Robert W. Dumas	200	6.7%	$11.35	12/31/2005	$490	$1,054

(1)	These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company’s common stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

None of the named executive officers exercised any stock options during 2002. The table below shows the number of shares of the Company’s common stock covered by both exercisable and unexercisable stock options held by the named executive officers as of December 31, 2002. The table also reflects the values for in-the-money options based on the positive spread between the exercise price of such options and the last reported sale price of the common stock as of December 31, 2002.

	Shares Acquired on Exercise (#)		Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-The-Money Options at December 31, 2002 (1)
Name		Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
E.L. Spencer, Jr.	-0-	-0-	-0-	-0-	$0	$0
Jo Ann Hall	-0-	-0-	200	-0-	$0	$0
Terrell E. Bishop	-0-	-0-	200	-0-	$0	$0
Robert W. Dumas	-0-	-0-	200	-0-	$0	$0

(1)	The value of the unexercised in-the-money options as of December 31, 2002 was calculated using a market price of $11.35 per share.

COMPENSATION COMMITTEE REPORT

Overview

The Company has a Personnel and Salary Committee (“Compensation Committee”) which is composed entirely of individuals who are outside directors and which functions as a joint committee of the Company and Bank Board of Directors. The Compensation Committee fully supports the Company’s philosophy that the relationship between pay and performance is fundamental to a compensation program. Executive officer compensation is composed of base salary, annual cash bonuses, and eligibility to receive awards under the Company’s Long-Term Incentive Plan. Executive officer compensation is based not only on individual performance and contributions, but also total Company performance relative to profitability measures and shareholder interests. The Compensation Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees and uses salary survey and other outside sources to develop salary ranges based upon current surveys of peer group market salaries for specific positions. The peer group that the Company analyzes in determining officer and employee compensation consists of similarly situated banking organizations in the Southeast ranging in asset size of $300 million to $500 million and other banks that are direct competitors with the Company in its markets. The Compensation Committee intends executive officer compensation to be fair and competitive in order to recruit and retain quality personnel.

Base Salary

The Company’s general philosophy is to provide base pay that is competitive with other banks and bank holding companies of similar size in the Southeast. In establishing executive officer salaries and increases, the Compensation Committee considers individual performance, the relationship of base pay to the existing salary market and responsibility and duties. Changes in base pay are recommended by the Chief Executive Officer of the Bank and are evaluated and approved by the Compensation Committee, and ratified by the full Board of Directors. The Compensation Committee formally reviews the base compensation paid to executive officers in January of each year.

Annual Cash Bonuses

The Company utilizes cash bonuses to better align pay with individual and Company performance. Cash bonuses are based on overall financial performance and profitability of the Company as compared to the Company’s financial performance objectives, and the performance of the individual. The performance objectives promote a group effort by all officers and key managers. Once these thresholds are attained, the Compensation Committee, based in part upon recommendations of the Chief Executive Officer of the Bank, may consider and approve awards. The full Board of Directors approves the awards recommended by the Compensation Committee. This philosophy assists in overall better control of expenses associated with salary increases by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Market information regarding salaries is used to establish competitive rewards that are adequate to motivate strong individual performance during the year.

Long-Term Incentives

No awards were granted under the Company’s Long-Term Incentive Plan prior to 2002. Stock options and other awards eligible for grant under the plan are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company’s shareholders by rewarding based on overall financial performance and profitability of the Company as compared to the Company’s financial performance objectives, and the performance of the individual. Upon the recommendation of the Chief Executive Officer of the Bank and the Compensation Committee, and subject to approval by the Board of Directors, stock options may be awarded to those key officers who have made superior contributions to Company profitability as measured and reported against the Company and individual performance goals established at the beginning of the year.

Chief Executive Officer of the Company Compensation

E.L. Spencer, Jr. is the current Chief Executive Officer of the Company. Mr. Spencer’s compensation awards in 2002 were based upon the Compensation Committee’s assessment of the Company’s financial and non-financial performance and Mr. Spencer’s individual performance. The Company’s performance exceeded its asset growth and profitability goals for 2002. In addition, the Company also continued to excel in non-financial performance areas, as the Company successfully addressed its policy objectives relating to customers, employees and communities.

Policy Relative to Code Section 162(m)

The Omnibus Budget Reconciliation of 1993 disallows the deduction for certain annual compensation in excess of $1 million paid to certain executive officers of the Company, unless the compensation qualifies as “performance-based” under Section 162(m) of the Internal Revenue Code. It is the Committee’s intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent. At this time, based upon executive compensation levels, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit. As a result, the Compensation Committee has not yet established a formal policy regarding this limit.

Terry W. Andrus

Anne M. May

Emil F. Wright, Jr.

PERFORMANCE GRAPH

The following line-graph compares the cumulative, total return on the Company’s Class A Common Stock from December 31, 1997 to December 31, 2002, with that of the Nasdaq Index and Southeastern Bank Index (assuming a $100 investment on December 31, 1997). The Southeastern Bank Index is an independent bank index of Southeast banks prepared by The Carson Medlin Company. Cumulative total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.

RETIREMENT PLAN

The Company has established the 401(k) Plan which covers substantially all employees. Participants become 20% vested in their accounts after two years of service with an additional 20% vesting each year until the participant is 100% vested after six years of service. Contributions to the 401(k) Plan are determined by the Board of Directors based principally on the Company’s earnings. Company contributions to the 401(k) Plan amounted to $89,353 and $87,882 in 2002 and 2001, respectively.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. The Company and the Bank expect to have such transactions, on similar terms, with its directors, officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of the Company or the Bank as of December 31, 2002 was approximately $6,396,000, which represented approximately 16.2% of the Company’s consolidated shareholders’ equity on that date.

None of the directors of the Company serve as an executive officer of, or own, or during 2002 owned, of record or beneficially, in excess of 10% equity interest in any business or professional entity that has made or received during 2002, or proposes to make or receive in 2003, payments to or from the Company or the Bank for property or services in excess of 5% of the Company’s consolidated gross revenues for 2002, or in excess of 5% of such other business or professional entity’s consolidated gross revenues for 2002.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

The Company is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires the Company’s officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2002, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company’s and the Bank’s officers, directors and greater-than-10% beneficial owners were complied with during 2002, except that, because this was the first grant of options by the Company and because the recipients were unfamiliar with their reporting obligations, the following persons each failed to report 200 options granted to them in 2002: Robert W. Dumas, Terrell E. Bishop, Jo Ann Hall and C. Eddie Smith.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed KPMG, independent certified public accountants, as independent auditors for the Company and its subsidiary for the current fiscal year ending December 31, 2003, subject to ratification by the shareholders. KPMG has served as independent auditors for the Company, its predecessor and its subsidiary since 1985 and has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company.

A representative of KPMG will be present at the Meeting, will be given the opportunity to make a statement on behalf of the firm if he so desires and will be available to respond to appropriate questions from shareholders.

The appointment of KPMG will be ratified by the shareholders if the votes cast by the holders of the shares of Common Stock having voting power represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast in opposition to thereto.

The Board of Directors recommends a vote “FOR” ratification of the appointment of KPMG as independent auditors for the fiscal year ending December 31, 2003, and the enclosed Proxy, if properly completed and returned, will be so voted unless a shareholder executing the Proxy specifically votes against this proposal or abstains from voting by marking the appropriately designated block on the Proxy.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Terry W. Andrus

J.E. Evans

Anne M. May

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the limited reviews of the financial statements included in the Company’s Forms 10-Q filed during 2002 were $107,708.

Financial Information Systems Design and Implementation Fees

No fees were billed by KPMG nor services rendered to the Company during the fiscal year ended December 31, 2002, in connection with operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network and designing or implementing a hardware or software system that aggregates source data underlying the Company’s financial statements or generates information that is significant to the Company’s financial statements.

All Other Fees

The aggregate fees billed by KPMG for services rendered to the Company during the fiscal year ended December 31, 2002, for all services other than those described above were $17,300. These fees were attributable to tax services and review of S-8 and S-3 filing to the SEC provided by KPMG.

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by KPMG for the fiscal year ended December 31, 2002. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company’s financial statements are compatible with the independence of KPMG as the Company’s independent accountants.

OTHER MATTERS

The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

AVAILABILITY OF ANNUAL REPORT

Copies of the Company’s Annual Report for the year ended December 31, 2002, have been provided to each shareholder. Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Joyce Aderholdt, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission permits the Company, to send a single set of these reports to any household at which two or more shareholders reside if we believe that they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, known as householding, reduces the volume of duplicate information you receive and helps to reduce our expenses. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We will deliver a separate copy of the proxy statement or annual report, as requested, to any shareholder at a shared address to which a single copy of those documents was delivered.

A majority of brokerage firms have instituted Householding. If your family has multiple holdings in the Company, you may have received a Householding notification directly from your broker. Please contact your broker directly if you have any questions, if you require additional copies of the annual report or proxy statement, if you are currently receiving multiple copies of the annual report and proxy statement and wish to receive only a single copy, or if you wish to revoke your decision to household, and thereby receive multiple statements and reports.

If you do not have a broker, you may make any of the above requests by writing to Joyce Aderholdt, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110, or by calling the Company at (334) 821-9200.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2004 Annual Meeting must be received by the Company by December 15, 2003, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, regarding any shareholder proposal that is not submitted for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders, but is instead sought to be presented directly to the shareholders at the 2004 Annual Meeting, management will be able to vote proxies in its discretion if either (i) the Company does not receive notice of the proposal before the close of business on February 26, 2004, or (ii)

the Company receives notice of the proposal before the close of business on February 26, 2004, and advises shareholders in the proxy statement for the 2004 Annual Meeting about the nature of the proposal and how management intends to vote on the proposal, unless the shareholder notifies the Company by February 26, 2004 that it intends to deliver a proxy statement with respect to such proposal and thereafter takes the necessary steps to do so.

OTHER INFORMATION

Proxy Solicitation Costs

The cost of soliciting Proxies for the Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company will contact brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantities of proxy materials and 2002 Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse such persons for the reasonable expenses of mailing proxy materials and 2002 Annual Reports to such persons.

By Order of the Board of Directors E.L. Spencer, Jr. Chairman

April 11, 2003

APPENDIX A

AUBURN NATIONAL BANCORPORATION, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

Title

The title of this Committee shall be the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Auburn National Bancorporation, Inc. (the “Company”).

Composition

The Committee shall be composed of a minimum of three directors. The independence and qualifications of the members of the Committee shall at all times satisfy the requirements of: (i) the National Association of Securities Dealers, Inc. and the Nasdaq Stock Market, Inc. (together, the “NASD”), or such other automated quotation system or securities market or exchange on which the Company’s common stock is listed, quoted or traded; (ii) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (iii) the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission thereunder; and (iv) the Federal Deposit Insurance Act (the “FDIA”), as amended, and the rules, regulations and guidelines of the Federal Deposit Insurance Corporation (the “FDIC”) thereunder (such independence and qualifications requirements are collectively referred to herein as the “Membership Requirements”). In addition, each of the members of the Committee shall at all times be independent and free from any relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director, and independent of management of the Company and its direct and indirect subsidiaries and subsidiary affiliated entities (together, “Subsidiaries”). Finally, a “Large Customer” – that is, a customer whose termination of his or her relationship with the Company and/or its Subsidiaries would, as determined by the Board, materially and adversely affect the Company and/or its Subsidiaries – and the representatives, employees or affiliates of a Large Customer, is not independent.

Pursuant to the Membership Requirements, all members of the Committee must be independent and have a working familiarity and relevant experience with basic finance, banking and accounting practices and controls, including, without limitation, an understanding of generally accepted accounting principles (“GAAP”) and the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. All members of the Committee shall participate in and satisfy any continuing education or other requirements or programs that may be required by the Commission, the NASD or the FDIC.

At least one member of the Committee shall be an “audit committee financial expert,” as defined by the Commission in Item 401(h) of Regulation S-K (a “Financial Expert”), and shall otherwise meet the related NASD requirements. The Committee shall work with the Company’s management and the Board, as appropriate, to ensure that the identity and background of such Financial Expert(s) is properly disclosed or incorporated by reference in the Company’s annual report on Form 10-K (the “Form 10-K”), as filed with the Commission.

The Committee, prior to its taking any action during a particular year, shall first ascertain that the Board has affirmatively determined that each of the proposed members of the Committee satisfies the Membership Requirements.

Reporting Structure

The independent auditors shall report to the Committee and shall be ultimately accountable to the Committee. As used herein, the term “independent auditors” shall mean “registered public accounting firm” upon and after the establishment of the Public Company Accounting Oversight Board and the implementing rules of such Board and the Commission. Such firm shall meet all requirements of 12 C.F.R. Part 363.

The Committee shall, in turn, regularly report to the Board, as frequently as may be required or prudent under the Duties and Responsibilities set forth below.

Purposes

The primary purposes of the Committee are to monitor (i) the accounting and financial reporting processes of the Company and its Subsidiaries and the audits of the financial statements of the Company and its Subsidiaries; (ii) the integrity of the Company’s financial statements; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independence and qualifications of the Company’s independent auditors; and (v) the performance of the Company’s internal audit function and its independent auditors (including the resolution of disagreements between management and the independent auditors). The Committee’s function is one of oversight and review, and it is not required to prepare or audit the financial statements, define the scope of the audit, control the Company’s and its Subsidiaries’ accounting policies and practices, or define the standards used in preparing the financial statements, except as required under the Duties and Responsibilities set forth below.

In furtherance of its purposes, the Committee shall:

1.	Provide assistance to the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company and its Subsidiaries.

2.	Facilitate communications between the Board and the independent auditors.

3.	Oversee the business risk management process that identifies and measures business and financial reporting risks of the Company and its Subsidiaries, and monitor the effectiveness of the control and risk management processes.

4.	Provide the independent auditors a private, confidential audience at any time it is desired or requested, with or without the knowledge of management.

5.	Review with the auditors (internal and external) and the Company’s management the quality and acceptability of material financial reporting decisions and judgments.

6.	Perform the functions of an audit committee for AuburnBank and such other of the Company’s Subsidiaries that are banks, as contemplated by Section 36 of the FDIA.

Duties and Responsibilities

The Committee shall observe and perform the following duties and responsibilities:

1.	The Committee shall have the sole authority, as set forth in Section 10A(m) of the Exchange Act, to appoint, replace, oversee and determine funding for the independent auditor and to determine whether such auditors are independent pursuant to the Sarbanes-Oxley Act, the FDIA, the Exchange Act and the rules and regulations of the Commission thereunder, the NASD and the FDIC. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or related work. The Committee shall, at least annually, obtain and review a report by the independent auditor describing:

(i)	the auditor’s internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and

(iii)	to assess the auditor’s independence, and all relationships between the independent auditor and the company.

2.	The Committee shall not approve the engagement of the independent auditor for the following services while such auditor is engaged to perform audit services:

(i)	bookkeeping or other services related to the accounting records or financial statements of the audit client;

(ii)	financial information systems design and implementation;

(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)	actuarial services;

(v)	internal audit outsourcing services;

(vi)	management functions or human resources;

(vii)	broker or dealer, investment adviser, or investment banking services;

(viii)	legal services and expert services unrelated to the audit; and

(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

3.	The Committee shall approve, in advance, all auditing services and permitted non-audit services, as set forth in Section 10A(i) of the Exchange Act, (including the fees and terms of such services) to be performed for the Company by its independent auditor. The pre-approval requirement shall be waived for certain non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act.

4.	The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

5.	The Committee shall provide that approval of any non-audit services by the Committee is disclosed pursuant to Section 10A(i)(2) of the Exchange Act in the Company’s periodic reports required by Section 13(a) of the Exchange Act. The Committee shall provide that any disclosures required by Item 9 of Schedule 14A, relating to the payment of fees to the independent auditor and/or pre-approval of services, are properly made.

6.	The Committee shall meet with the independent auditors at least annually to review the scope of the audit for the current year and the audit procedures to be utilized. This review is to include the potential effects of business and financial statement risks on the company’s control systems and quality of financial reporting, and a discussion of the extent to which the financial statements contain all disclosures that could reasonably be deemed “material” within the meaning of applicable requirements. At the conclusion of this meeting, the Committee shall review any comments or recommendations made by the independent auditors.

7.	The Committee shall review and discuss with management and the independent auditor the, Company’s annual audited financial statements prior to the filing with the Commission of the Form 10-K and/or the distribution of the Company’s Annual Report to Shareholders, including, without limitation, the disclosures made in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (the “MD&A Section”).

8.	The Committee shall review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing with the Commission of the Company’s quarterly report on Form 10-Q (the “Form 10-Q”), including, without limitation, the results of the independent auditor’s reviews of the quarterly financial statements and the disclosures made in the MD&A Section.

9.	The Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

10.	The Committee shall discuss with the independent auditors a common framework to assess financial reporting quality and facilitate a common vocabulary and understanding about quality among the Committee, management, and the auditors.

11.	The Committee shall review and discuss, quarterly, reports from the independent auditors, including:

(i)	All critical accounting policies and practices to be used;

(ii)	All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii)	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

12.	The Committee shall discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be general (addressing the types of information to be disclosed and the types of presentations to be made).

13.	The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives, any off-balance sheet structures on the Company’s financial statements, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements, accounting policies or compliance by the Company with laws and regulations.

14.	The Committee shall work with management, the Board and/or the Disclosure Committee, as appropriate, to ensure that any off-balance sheet transactions or non-GAAP financial information, if any, and the financial statements generally, are accompanied by disclosure that provides investors with a meaningful understanding of the Company’s financial position and the effects of such transactions.

15.	The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

16.	The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties or problems encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, as well as management’s responses to such situations.

17.	The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and the Form 10-Q relating to any significant deficiencies in the design or operation of internal controls or material weaknesses therein or any fraud involving management or other employees who have a significant role in the Company’s internal controls.

18.	The Committee shall ensure the rotation of each audit engagement team partner (i.e. not only the lead, coordinating or reviewing partners), principal or shareholder at least once every five years, or as otherwise required by law or self-regulatory authority. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

19.	The Committee shall establish and recommend to the Board, policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in any audit of the Company. Such policies shall include a prohibition on hiring any such employee of the independent auditors to serve as the Company’s Chief Executive Officer, controller, Chief Financial Officer, Chief Accounting Officer or any person serving in an equivalent position with the Company.

20.	The Committee shall obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, concerning the occurrence of illegal acts (whether or not perceived to have a material effect on the Company’s financial statements), has not been implicated.

21.	The Committee shall, with senior management, develop and submit to the Board for its timely adoption, a Code of Business Conduct and Ethics for senior financial officers. The Committee shall from time to time consider any changes thereto that are required by law, rule or regulation, or that the Committee deems appropriate.

22.	The Committee shall obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its Subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. The Committee shall review reports and disclosures of insider and affiliated party transactions, and shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the Company’s Code of Business Conduct and Ethics.

23.	The Committee shall review and approve all related-party transactions.

24.	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and the protection of any such employee from retaliatory action.

25.	Annually, the Committee shall report to the Board that:

(i)	The Company’s audited financial statements have been reviewed and discussed with the Company’s management and independent auditors, including all communications required by Statement of Accounting Standards No. 61.

(ii)	The Committee has executed its responsibility to oversee the independent auditors. In particular, the Committee shall (a) have received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and (b) have engaged in a dialogue with such auditors concerning whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.

(iii)	The Committee has recommended that the Company’s audited financial statements be included in the Form 10-K.

(iv)	The Committee’s duties and responsibilities have been met for the most recently completed fiscal year.

26.	The Committee shall work with the Company’s management, the Board and/or the Disclosure Committee, as appropriate, to make any disclosures required by Item 7(d)(3) of Schedule 14A. (Item (7)(d)(3) of Schedule 14A lists the required information to be disclosed in the annual proxy statement- i.e. Report of the Committee, statement of member independence, statement that the committee has a written charter, and inclusion of the charter every 3 years).

27.	The Committee shall engage in such review and discussion as it deems appropriate with regard to activities of the Company’s Internal Audit Department and the Compliance Department, bank regulatory examination reports and/or other regulatory reports and filings, the Company’s Code of Business Conduct and Ethics, and other legal, regulatory or other matters. The Committee shall assist in the development, approval and monitoring of the internal audit functions of the Company and its Subsidiaries.

28.	The Committee shall prepare, review and execute the Report of the Committee for inclusion in the Company’s annual proxy statement, as required by the Commission.

29.	The Committee shall review the Company’s and its Subsidiaries’ compliance with the designated laws defined by Section 36 (e)(1) and (2) of FDIA. These laws include those banking laws and regulations concerning loans to insiders and the federal and state laws and regulations concerning dividend restrictions.

30.	The Committee shall keep apprised of developments in such laws and regulations of the Commission, the NASD, the FDIC and otherwise as may be appropriate to ensure that (i) the Company, the Committee and this Charter remain in compliance with the corporate governance provisions thereof; and (ii) that the Committee is able to perform its duties and responsibilities under this Charter.

31.	If applicable, the Committee shall provide that any “going concern” qualification in an audit opinion be disclosed through the Company’s issuance of a press release.

Limitation of Audit Committee’s Role

The Committee shall have the authority to direct an investigation by the independent auditors into any matter related to the Company’s business and affairs. In addition, the Committee shall have the authority and funding to utilize internal company resources, and to retain such outside legal, accounting and other advisors to obtain such advice and assistance as it deems necessary or appropriate at any time in carrying out its duties and responsibilities under this Charter.

This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Delaware General Corporation Law, as amended (the “DCGL”), the Alabama Business Corporation (the “ABCA”), and the Alabama Banking Code (the “ABC”) for directors, including those directors who serve as Committee members. Members of the Committee shall have the duties and the benefits of all limitations and protections from liabilities provided by the DCGL, the ABCA and the ABC and other applicable laws and regulations with respect to their service on the Committee. Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board or the Committee.

Meetings

The Committee shall meet on an as needed basis, but not less frequently than quarterly. Meetings shall be called as needed to discuss any significant issues, including those related to the review of any Form 10-Q or Form 10-K by the Company’s independent auditors, the necessity of filing any 8-K and the disclosure of information in proxy statements.

The Board shall appoint a member of the Committee with appropriate accounting or financial management experience to serve as the Committee’s Chairperson. If a Committee Chairperson is not designated or present at a meeting, the members of the Committee may designate a Chairperson by majority vote of the Committee membership, provided that in all cases, the person serving as Chairperson must have significant accounting or financial management experience.

The Committee Chairperson may request any officer or employee of the Company or the independent auditor or outside counsel to attend a Committee meeting or to meet with any members of or consultants to the Committee. It is intended that any management representative present at a meeting of the Committee withdraw for a period at the end of such meeting so as to permit discussion in private with the independent auditors and among Committee members generally.

The Committee shall maintain, as part of the Company’s permanent records, written minutes of the proceedings and actions of the Committee and shall make such reports to the Board as may be requested by the Board or the Chairperson thereof.

The Committee shall periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

Review and Approval

The Committee shall, at least annually, review and reassess this Charter. This Charter shall be approved by the Board on an annual basis.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
AUBURN NATIONAL BANCORPORATION, INC.

2003 ANNUAL MEETING OF SHAREHOLDERS
MAY 13, 2003

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the "Company"), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint E.L. Spencer, Jr., Emil F. Wright, Jr., and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned's name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned's name, on its books on March 21, 2003, and that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 132 N Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 13, 2003, and at any adjournments thereof (the "Meeting"), with all the powers the undersigned would possess if personally present as follows:

	For	With-hold	For All Except
1. To elect six directors for one-year terms (Proposal 1)	☐	☐	☐

Nominees: **E.L. Spencer, Jr.** **J.E. Evans** **Emil F. Wright, Jr.** **Terry W. Andrus** **Anne M. May** **Robert W. Dumas**

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name of the nominee(s) in the space provided below.

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	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.	☐	☐	☐

3. The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournments of the meeting, in accordance with the determination of a majority of the Corporation's Board of Directors.

Please check box if you plan to attend the May 13, 2003 Annual Stockholders Meeting. → ☐

The proxy will be voted as directed by the undersigned shareholder. **Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, FOR the ratification of KPMG LLP, and in accordance with the determination of a majority of the Board of Directors as to any other matters.** The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above —— Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

AUBURN NATIONAL BANCORPORATION, INC.

Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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